SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 13, 2007

ASIA TIME CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51981	20-4062619
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Room 1601-1604, 16/F., CRE Centre 889 Cheung Sha Wan Road, Kowloon, Hong Kong	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(852)-23100101

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 13, 2007, the management and Board of Directors of Asia Time Corporation, a Delaware corporation (the “Company”) concluded that the Company’s previously issued financial statements

(i)
as of and for the three months ended March 31, 2007, as included in the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “Commission”) on May 21, 2007, as amended by Amendment No. 1 to the Quarterly Report on Form 10-Q/A filed with the Commission on September 26, 2007 (the “March 31, 2007 Form 10-Q”);

(ii)	as of and for the three months and six months ended June 30, 2007, as included in the Quarterly Report on Form 10-Q filed with the Commission on August 20, 2007 (the “June 30, 2007 Form 10-Q”);

(iii)
as of and for the three months and nine months ended September 30, 2007, as included in the Quarterly Report on Form 10-Q filed with the Commission on November 19, 2007 (the “September 30, 2007 Form 10-Q); and

(iv)
as of and for the years ended December 31, 2006, 2005, and 2004, as included in the Annual Report on Form 10-K filed with the Commission on April 17, 2007, as amended by Amendment No. 1 to the Annual Report on Form 10-K/A filed with the Commission on September 26, 2007 (the “Form 10-K” and collectively with the March 31, 2007 Form 10-Q, June 30, 2007 Form 10-Q, and September 30, 2007 Form 10-Q, the “Reports”)

should no longer be relied upon as a result of the Company’s determination that it misapplied accounting principles generally accepted in the United States of America in relation the accounting for inventory by adjusting watch movement costing for the effects of vendor incentives from an as received basis to an accrual basis, as the Company was able to estimate the value of the incentives as inventory is purchased (the “Restatement”). The Reports will also be amended restate average shares outstanding and actual shares outstanding to correct the accounting for the reverse merger transaction in January 2007. As a result of these corrections, various income tax calculations were also revised, which effected net income and also caused reclassifications to cash flows.

The Company’s Board of Directors and management conducted a review of the Company’s accounting treatment of the matters relating to the Restatement with assistance from outside financial consultants, and during this process, management reviewed the facts and circumstances and concluded that it misapplied accounting principles generally accepted in the United States of America. As discussed above, the result of the discussions and analysis lead to the conclusion that the Company would need to correct errors with respect to the accounting for inventory by adjusting watch movement costing for the effects of vendor incentives from an as received basis to an accrual basis, as the Company was able to estimate the value of the incentives as inventory is purchased. The Board of Directors and authorized officers of the Company discussed this matter and conclusion with the Company's independent public accounting firm (Dominic K. F. Chan & Co.) and it was concluded that the Company's previously issued financial statements described above could not be relied upon and needed to be restated.

The Company has completed the Restatements with respect to the financial statements as previously issued in the September 30, 2007 Form 10-Q and the Form 10-K. Information regarding the effect of the Restatement for the periods covered by these two reports in presented below. The Company continues to work to complete the Restatement with respect to the March 31, 2007 Form 10-Q and the June 30, 2007 Form 10-Q, which the Company expects to complete prior to December 31, 2007.

Statement of Operations
Nine months ended September 30, 2007 (Unaudited)

	2007	2007	2007
	(As originally reported)	(restated)	(Effect of adjustments)
	$	$	$
Net sales	64,960,224	64,960,224	-
Cost of sales	(54,644,056)	(54,829,393)	(185,337)

Gross profit	10,316,168	10,130,831	(185,337)
Other income	145,203	145,203	-
Depreciation	(193,499)	(193,499)	-
Administrative and other operating expenses	(1,443,283)	(1,443,283)	-

Income from operations	8,824,589	8,639,252	(185,337)
Fees and costs related to reverse merger	(736,197)	(736,197)	-
Other income	117,936	117,936	-
Interest expenses	(830,935)	(830,935)	-

Income before taxes	7,375,393	7,190,056	(185,337)
Income taxes	(1,512,523)	(1,414,608)	97,915

Net income	5,862,870	5,775,448	(87,422)

Earnings per share of common stock
- Basic	0.26	0.25	(0.01)
- Diluted	0.24	0.23	(0.01)

Weighted average number of common shares
- Basic	22,844,721	22,844,721	-
- Diluted	24,874,262	24,874,262	-

Statement of Operations
Nine months ended September 30, 2006 (Unaudited)

	2006	2006	2006
	(As originally	(restated)	(Effect of
	reported)		adjustments)
	$	$	$
Net sales	62,874,395	62,874,395	-
Cost of sales	(56,510,946)	(55,599,295)	911,651

Gross profit	6,363,449	7,275,100	911,651
Other income	125,504	125,504	-
Depreciation	(243,096)	(243,096)	-
Administrative and other operating expenses	(971,717)	(971,717)	-

Income from operations	5,274,140	6,185,791	911,651
Fees and costs related to reverse merger	-	-	-
Other income	165,638	165,638	-
Interest expenses	(763,726)	(763,726)	-

Income before taxes	4,676,052	5,587,703	911,651
Income taxes	(829,593)	(989,132	(159,539)

Net income	3,846,459	4,598,571	752,112

Earnings per share of common stock
- Basic and Diluted	0.20	0.24	0.04

Weighted average number of shares of common stock
- Basic and Diluted	19,454,420	19,454,420	-

Statement of Operations
Three months ended September 30, 2007 (Unaudited)

	2007	2007	2007
	(As originally	(restated)	(Effect of
	reported)		adjustments)
	$	$	$
Net sales	22,972,645	22,972,645	-
Cost of sales	(18,099,186)	(18,410,524)	(311,338)

Gross profit	4,873,459	4,562,121	(311,338)
Other income	48,425	48,425	-
Depreciation	(64,635)	(64,635)	-
Administrative and other operating expenses	(490,225)	(490,225)	-

Income from operations	4,367,024	4,055,686	(311,338)
Fees and costs related to reverse merger	-	-	-
Other income	39,555	39,555	-
Interest expenses	(316,516)	(316,516)	-

Income before taxes	4,090,063	3,778,725	(311,338)
Income taxes	(752,221)	(697,737)	54,484

Net income	3,337,842	3,080,988	(256,854)

Earnings per share of common stock
- Basic	0.14	0.13	(0.01)
- Diluted	0.13	0.12	(0.01)

Weighted average number of common stock
- Basic	23,156,629	23,156,629	-
- Diluted	25,406,977	25,406,977	-

Statement of Operations
Three months ended September 30, 2006 (Unaudited)

	2006	2006	2006
	(As originally	(restated)	(Effect of
	reported)		adjustments)
	$	$	$
Net sales	19,647,209	19,647,209	-
Cost of sales	(16,730,052)	(17,332,702)	(602,650)

Gross profit	2,917,157	2,314,507	(602,650)
Other income	41,724	41,724	-
Depreciation	(83,730)	(83,730)	-
Administrative and other operating expenses	(359,472)	(359,472)	-

Income from operations	2,515,679	1,913,029	(602,650)
Fees and costs related to reverse merger	-	-	-
Other income	55,342	55,342	-
Interest expenses	(265,872)	(265,872)	-

Income before taxes	2,305,149	1,702,499	(602,650)
Income taxes	(410,284)	(304,821)	105,463

Net income	1,894,865	1,397,678	(497,187)

Earnings per share of common stock
- Basic and diluted	0.10	0.07	(0.03)

Weighted average number of shares of common stock
- Basic and diluted	19,454,420	19,454,420	-

Consolidated Balance Sheet
September 30, 2007 (Unaudited)

	2007	2007	2007
	(As originally	(restated)	(Effect of
	reported)		adjustments)
	$	$	$
ASSETS
Current Assets:
Cash and cash equivalents	166,216	166,216	-
Restricted cash	5,551,704	5,551,704	-
Accounts receivable, net	15,482,635	15,482,635	-
Prepaid expenses and other receivables	6,397,568	6,397,568	-
Income tax prepayments	-	-	-
Inventories, net	6,520,527	5,961,014	(559,513)
Prepaid lease payments	17,193	17,193	-

Total Current Assets	34,135,843	33,576,330	(559,513)
Deferred tax assets	19,536	19,536	-
Plant and equipment, net	719,473	719,473	-
Leasehold lands	882,444	882,444	-
Held-to-maturity investments	300,771	300,771	-
Intangible assets	244,168	244,168	-
Restricted cash - non current	256,937	256,937	-

TOTAL ASSETS	36,559,172	35,999,659	(559,513)

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current Liabilities:
Accounts payable	1,075,980	1,075,980	-
Other payables and accrued liabilities	51,491	51,491	-
Advance from a related party	12,268	12,268	-
Income taxes payable	2,854,788	2,691,393	(163,395)
Bank borrowings	15,196,458	15,196,458	-

Total Current Liabilities	19,190,985	19,027,590	(163,395)
Deferred tax liabilities	37,180	37,180	-

TOTAL LIABILITIES	19,228,165	19,064,770	(163,395)

COMMITMENTS AND CONTINGENCIES

Consolidated Balance Sheet (Cont’d)
September 30, 2007 (Unaudited)

	2007	2007	2007
	(As originally	(restated)	(Effect of
	reported)		adjustments)
	$	$	$
STOCKHOLDERS’ EQUITY
Preferred stock
Par value: US$0.0001
Authorized: 10,000,000 shares
Issued and outstanding: 2007 - 2,250,348 shares	225	225	-

Common stock
Par value: US$0.0001
Authorized: 100,000,000 shares
Issued and outstanding: 2007 - 23,156,629 shares	2,316	2,316	-
Additional paid-in capital	3,287,386	3,287,386	-
Accumulated other comprehensive income	22,112	22,112	-
Retained earnings	14,018,968	13,622,850	(396,118)

TOTAL STOCKHOLDERS’ EQUITY	17,331,007	16,934,889	(396,118)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	36,559,172	35,999,659	(559,513)

Statements of Cash Flows
Nine months ended September 30, 2007 (Unaudited)

	2007	2007	2007
	(As originally	(restated)	(Effect of
	reported)		Adjustments)

Cash flows from operating activities
Net income	5,862,870	5,775,448	(87,422)
Adjustments to reconcile net income to net cash flows
used in operating activities:
Amortization of intangible assets	92,884	92,884	-
Amortization of leasehold lands	17,287	17,287	-
Depreciation	193,499	193,499	-
Dividend income	-	-	-
Loss on disposal of plant and equipment	5,406	5,406	-
Income taxes	1,512,523	1,414,608	(97,915)

Changes in operating assets and liabilities:
Accounts receivable	(7,281,110)	(7,281,110)	-
Prepaid expenses and other receivables	(4,260,214)	(4,260,214)	-
I Inventories	90,180	275,517	185,337
Accounts payable	306,241	306,241	-
Other payables and accrued liabilities	(138,142)	(138,142)	-
Income taxes payable	(112,601)	(112,601)	-

Net cash used in operating activities	(3,711,177)	(3,711,177)	-

Cash flows from investing activities
Acquisition of plant and equipment	(30,257)	(30,257)	-
Proceeds from disposal of plant and equipment	320	320	-

Net cash used in investing activities	(29,937)	(29,937)	-

Cash flows from financing activities
Proceeds from issuance of Series A convertible preferred stock	2,641,683	2,641,683	-
Proceeds from new short-term bank borrowings	2,816,620	2,816,620	-
Repayment of short-term bank borrowings	(4,029,839)	(4,029,839)	-
Net advance under short term bank borrowings	3,175,698	3,175,698	-
Increase in restricted cash	(1,031,003)	(1,031,003)	-
Advances to related parties	(20,773)	(20,773)	-
Decrease in bank overdrafts	40,840	40,840	-
Dividends paid	-	-	-

Net cash flows provided by financing activities	3,593,226	3,593,226	-

Net decrease in cash and cash equivalents	(147,888)	(147,888)	-
Effect of foreign currency translation on cash and cash equivalents	(2,517)	(2,517)	-
Cash and cash equivalents - beginning of period	316,621	316,621	-

Cash and cash equivalents - end of period	166,216	166,216	-

Statement of Cash Flows
Nine months ended September 30, 2006 (Unaudited)

	2006	2006	2006
	(As originally		(Effect of
	reported)	(restated)	adjustments)
	$	$	$
Cash flows from operating activities
Net income	3,846,459	4,598,571	752,112
Adjustments to reconcile net income to net cash flows
provided by operating activities:
Amortization of intangible assets	115,965	115,965	-
Amortization of leasehold lands	17,481	17,481	-
Depreciation	243,096	243,096	-
Dividend income	(4,486)	(4,486)	-
Loss on disposal of plant and equipment	7,725	7,725	-
Income taxes	829,593	989,132	159,539

Changes in operating assets and liabilities:
(Increase) in Accounts receivable	(3,264,603)	(3,264,603)	-
Prepaid expenses and other receivables	(1,118,481)	(1,118,481)	-
Increase in Inventories	1,679,040	767,389	(911,651)
Accounts payable	(279,202)	(279,202)	-
Other payables and accrued liabilities	(37,981)	(37,981)	-
Income taxes payable	(16,055)	(16,055)	-
Unearned revenue	(1,595,187)	(1,595,187)	-

Net cash provided by operating activities	423,364	423,364	-

Cash flows from investing activities
Acquisition of plant and equipment	(1,164,095)	(1,164,095)	-
Proceeds from disposal of plant and equipment	2,034	2,034	-
Dividend received	4,486	4,486	-

Net cash used in investing activities	(1,157,575)	(1,157,575)	-

Cash flows from financing activities
Proceeds from issuance of Series A convertible preferred stock	-	-	-
Proceeds from new short-term bank borrowings	33,932	33,932	-
Repayment of short-term bank borrowings	(259,532)	(259,532)	-
Net advance under short term bank borrowings	3,925,836	3,925,836	-
Increase in restricted cash	(1,180,479)	(1,180,479)	-
Advances to related parties	(28,798)	(28,798)	-
Decrease in bank overdrafts	131,057	131,057	-
Dividends paid	(2,445,712)	(2,445,712)	-

Net cash flows provided by financing activities	176,304	176,304	-

Net decrease in cash and cash equivalents	(557,907)	(557,907)	-
Effect of foreign currency translation on cash and cash equivalents	(538)	(538)	-
Cash and cash equivalents - beginning of period	778,563	778,563	-

Cash and cash equivalents - end of period	220,118	220,118	-

Statement of Operations
Year ended December 31, 2006

	2006	2006	2006
	(As originally	(restated)	(Effect of
	reported)		adjustments)

Net sales	$81,134,275	$81,134,275	$-
Cost of sales	(71,393,755)	(71,496,801)	(103,046)

Gross profit	9,740,520	9,637,474	(103,046)
Other income	424,016	424,016	-
Depreciation	(325,995)	(325,995)	-
Administrative and other operating expenses	(1,284,863)	(1,284,863)	-

Income from operations	8,553,678	8,450,632	(103,046)
Other income	237,571	237,571	-
Interest expenses	(1,060,536)	(1,060,536)	-

Income before taxes	7,730,713	7,627,667	(103,046)
Income taxes	(1,325,761)	(1,307,728)	18,033

Net income	6,404,952	6,319,939	(85,013)

Earnings per share of common stock
- Basic and diluted	0.28	0.32	0.04

Weighted average number of shares of common stock
- Basic and diluted	23,156,629	19,454,420	(3,702,209)

Statement of Operations
Year ended December 31, 2005

	2005	2005	2005
	(As originally	(restated)	(Effect of
	reported)		adjustments)

Net sales	$63,078,409	$63,078,409	$-
Cost of sales	(56,813,199)	(57,026,036)	(212,837)

Gross profit	6,265,210	6,052,373	(212,837)
Other income	938,573	938,573	-
Depreciation	(259,127)	(259,127)	-
Administrative and other operating expenses	(1,436,069)	(1,436,069)	-

Income from operations	5,508,587	5,295,750	(212,837)
Other income	156,199	156,199	-
Interest expenses	(514,637)	(514,637)	-

Income before taxes	5,150,149	4,937,312	(212,837)
Income taxes	(948,933)	(911,687)	37,246

Net income	4,201,216	4,025,625	(175,591)

Earnings per share of common stock
- Basic and diluted	0.18	0.21	0.03

Weighted average number of shares of common stock
- Basic and diluted	23,156,629	19,454,420	(3,702,209)

Statement of Operations
Year ended December 31, 2004

	2004	2004	2004
	(As originally	(restated)	(Effect of
	reported)		adjustments)

Net sales	$36,553,084	$36,553,084	$-
Cost of sales	(34,584,844)	(34,608,653)	(23,809)

Gross profit	1,968,240	1,944,431	(23,809)
Other income	-	-	-
Depreciation	(126,225)	(126,225)	-
Administrative and other operating expenses	(1,344,786)	(1,344,786)	-

Income from operations	497,229	473,420	(23,809)
Other income	28,047	28,047	-
Interest expenses	(164,558)	(164,558)	-

Income before taxes	360,718	336,909	(23,809)
Income taxes	(136,117)	(131,951)	4,166

Net income	224,601	204,958	(19,643)

Earnings per share of common stock
- Basic and diluted	0.01	0.01	-

Weighted average number of shares of common stock
- Basic and diluted	23,156,629	19,454,420	(3,702,209)

Consolidated Balance Sheet
December 31, 2006

	2006	2006	2006
	(As originally	(restated)	(Effect of
	reported)		adjustments)
	$	$	$
ASSETS
Current Assets:
Cash and cash equivalents	316,621	316,621	-
Restricted cash	4,523,679	4,523,679	-
Accounts receivable	8,188,985	8,188,985	-
Prepaid expenses and other receivables	2,101,133	2,101,133	-
Tax prepayment	767	767	-
Inventories, net	6,620,361	6,246,185	(374,176)
Prepaid lease payments	22,958	22,958	-

Total Current Assets	21,774,504	21,400,328	(374,176)
Deferred tax assets	14,042	14,042	-
Plant and equipment, net	890,258	890,258	-
Leasehold lands	895,322	895,322	-
Held-to-maturity investments	301,196	301,196	-
Intangible assets	337,836	337,836	-
Restricted cash	257,301	257,301	-

TOTAL ASSETS	24,470,459	24,096,283	(374,176)

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current Liabilities:
Accounts payable	770,360	770,360	-
Other payables and accrued liabilities	190,358	190,358	-
Advance from a related party	-	-	-
Income taxes payable	1,453,051	1,387,571	(65,480)
Unearned revenue	-	-	-
Bank borrowings	13,205,167	13,205,167	-

Total Current Liabilities	15,618,936	15,553,456	(65,480)
Deferred tax liabilities	31,711	31,711	-

TOTAL LIABILITIES	15,650,647	15,585,167	(65,480)

COMMITMENTS AND CONTINGENCIES

Consolidated Balance Sheet (Cont’d)
December 31, 2006

	2006	2006	2006
	(As originally	(restated)	(Effect of
	reported)		adjustments)
	$	$	$
STOCKHOLDERS’ EQUITY
Preferred stock
Par value: 2006 - US$0.0001
Authorized: 2006 - 10,000,000 shares
Issued and outstanding: 2006 - none issued	-	-	-

Common stock
Par value: 2006 - US$0.0001
Authorized: 2006 - 100,000,000 shares
Issued and outstanding: 2006 - 19,454,420 shares	2,316	1,946	(370)
Additional paid-in capital	653,928	654,298	370
Accumulated other comprehensive income	7,470	7,470	-
Retained earnings	8,156,098	7,847,402	(308,696)

TOTAL STOCKHOLDERS’ EQUITY	8,819,812	8,511,116	(308,696)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	24,470,459	24,096,283	(374,176)

Consolidated Balance Sheet
December 31, 2005

	2005	2005	2005
	(As originally	(restated)	(Effect of
	reported)		adjustments)
	$	$	$
ASSETS
Current Assets:
Cash and cash equivalents	780,090	780,090	-
Restricted cash	4,306,474	4,306,474	-
Accounts receivable	4,829,586	4,829,586	-
Prepaid expenses and other receivables	394,236	394,236	-
Tax prepayment	16,367	16,367	-
Inventories, net	6,584,792	6,313,662	(271,130)
Prepaid lease payments	7,993	7,993	-

Total Current Assets	16,919,538	16,648,408	(271,130)
Deferred tax assets	-	-	-
Plant and equipment, net	682,901	682,901	-
Leasehold lands	315,939	315,939	-
Held-to-maturity investments	301,954	301,954	-
Intangible assets	584,149	584,149	-
Restricted cash	-	-	-

TOTAL ASSETS	18,804,481	18,533,351	(271,130)

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current Liabilities:
Accounts payable	1,236,418	1,236,418	-
Other payables and accrued liabilities	145,249	145,249	-
Advance from a related party	28,854	28,854	-
Income taxes payable	864,205	816,758	(47,447)
Unearned revenue	1,598,314	1,598,314	-
Bank borrowings	10,064,129	10,064,129	-

Total Current Liabilities	13,937,169	13,889,722	(47,447)
Deferred tax liabilities	-	-	-

TOTAL LIABILITIES	13,937,169	13,889,722	(47,447)

COMMITMENTS AND CONTINGENCIES

Consolidated Balance Sheet (Cont’d)
December 31, 2005

	2005	2005	2005
	(As originally	(restated)	(Effect of
	reported)		adjustments)
	$	$	$
STOCKHOLDERS’ EQUITY
Preferred stock
Par value: 2005 - none
Authorized: 2005 - none
Issued and outstanding: 2005 - none issued	-	-	-

Common stock
Par value: 2005 - US$0.0001
Authorized: 2005 - 100,000,000 shares
Issued and outstanding: 2005 - 19,454,420 shares	2,316	1,946	(370)
Additional paid-in capital	653,928	654,298	370
Accumulated other comprehensive income	13,549	13,549	-
Retained earnings	4,197,519	3,973,836	(223,683)

TOTAL STOCKHOLDERS’ EQUITY	4,867,312	4,643,629	(223,683)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	18,804,481	18,533,351	(271,130)

Consolidated Balance Sheet
December 31, 2004

	2004	2004	2004
	(As originally	(restated)	(Effect of
	reported)		adjustments)
	$	$	$
ASSETS
Current Assets:
Cash and cash equivalents	911,487	911,487	-
Restricted cash	3,551,304	3,551,304	-
Accounts receivable	3,369,326	3,369,326	-
Prepaid expenses and other receivables	727,934	727,934	-
Tax prepayment	-	-	-
Inventories, net	3,931,124	3,872,831	(58,293)
Prepaid lease payments	-	-	-

Total Current Assets	12,491,175	12,432,882	(58,293)
Deferred tax assets	-	-	-
Plant and equipment, net	696,552	696,552	-
Leasehold lands	-	-	-
Held-to-maturity investments	-	-	-
Intangible assets	736,934	736,934	-
Restricted cash	-	-	-

TOTAL ASSETS	13,924,661	13,866,368	(58,293)

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current Liabilities:
Accounts payable	1,805,995	1,805,995	-
Other payables and accrued liabilities	41,798	41,798	-
Advance from a related party	89,296	89,296	-
Income taxes payable	95,640	85,439	(10,201)
Unearned revenue	3,197,160	3,197,160	-
Bank borrowings	7,400,775	7,400,775	-

Total Current Liabilities	12,630,664	12,620,463	(10,201)
Deferred tax liabilities	-	-	-

TOTAL LIABILITIES	12,630,664	12,620,463	(10,201)

COMMITMENTS AND CONTINGENCIES

Consolidated Balance Sheet (Cont’d)
December 31, 2004

	2004	2004	2004
	(As originally	(restated)	(Effect of
	reported)		adjustments)
	$	$	$
STOCKHOLDERS’ EQUITY
Preferred stock
Par value: 2004 - none
Authorized: 2004 - none
Issued and outstanding: 2004 - none issued	-	-	-

Common stock
Par value: 2004 - US$0.0001
Authorized: 2004 - 100,000,000 shares
Issued and outstanding: 2004 - 19,454,420 shares	2,316	1,946	(370)
Additional paid-in capital	652,118	652,488	370
Accumulated other comprehensive income	412	412	-
Retained earnings	639,151	591,059	(48,092)

TOTAL STOCKHOLDERS’ EQUITY	1,293,997	1,245,905	(48,092)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	13,924,661	13,866,368	(58,293)

Statement of Cash Flows
Year ended December 31, 2006

	2006	2006	2006
	(As originally	(restated)	(Effect of
	reported)		adjustments)

Cash flows from operating activities
Net income	$6,404,952	$6,319,939	(85,013)
Adjustments to reconcile net income to net cash
provided by operating activities:
Amortization of intangible assets	154,436	154,436	-
Amortization of leasehold lands	23,247	23,247	-
Depreciation	325,995	325,995	-
Loss on disposal of plant and equipment	7,715	7,715	-
Gain on disposal of intangible assets	(210,594)	(210,594)	-
Income taxes	1,325,761	1,307,728	(18,033)

Changes in operating assets and liabilities:
Accounts receivable	(3,369,347)	(3,369,347)	-
Prepaid expenses and other receivables	(1,706,789)	(1,706,789)	-
Inventories	(52,056)	50,990	103,046
Accounts payable	(462,658)	(462,658)	-
Other payables and accrued liabilities	45,445	45,445	-
Income taxes payable	(701,921)	(701,921)	-
Unearned revenue	(1,593,280)	(1,593,280)	-

Net cash flows provided by operating activities	190,906	190,906	-

Cash flows from investing activities
Acquisition of leasehold lands	(618,025)	(618,025)	-
Acquisition of plant and equipment	(544,678)	(544,678)	-
Proceeds from disposal of plant and equipment	2,031	2,031	-
Proceeds from disposal of intangible assets	300,849	300,849	-

Net cash flows used in investing activities	(859,823)	(859,823)	-

Cash flows from financing activities
Proceeds from new short-term bank loans	1,700,622	1,700,622	-
Repayment of short-term bank loans	(525,535)	(525,535)	-
Repayment of a capital lease	-	-	-
Net advancement of other bank borrowings	1,789,269	1,789,269	-
Increase in restricted cash	(484,997)	(484,997)	-
Increase in bank overdrafts	199,893	199,893	-
Advance from a related party	(28,763)	(28,763)	-
Dividends paid	(2,446,373)	(2,446,373)	-

Net cash flows provided by financing activities	204,116	204,116	-

Net decrease in cash and cash equivalents	(464,801)	(464,801)	-
Effect of foreign currency translation on cash and cash equivalents	1,332	1,332	-
Cash and cash equivalents - beginning of year	780,090	780,090	-

Cash and cash equivalents - end of year	316,621	316,621	-

Statement of Cash Flows
Year ended December 31, 2005

	2005	2005	2005
	(As originally	(restated)	(Effect of
	reported)		adjustments)

Cash flows from operating activities
Net income	$4,201,216	4,025,625	(175,591)
Adjustments to reconcile net income to net cash
used in operating activities:
Amortization of intangible assets	154,438	154,438	-
Amortization of leasehold lands	7,968	7,968	-
Depreciation	259,127	259,127	-
Loss on disposal of plant and equipment	-	-	-
Gain on disposal of intangible assets	-	-	-
Income taxes	948,933	911,687	(37,246)

Changes in operating assets and liabilities:
Accounts receivable	(1,445,937)	(1,445,937)	-
Prepaid expenses and other receivables	334,759	334,759	-
Inventories	(2,633,977)	(2,421,140)	212,837
Accounts payable	(573,017)	(573,017)	-
Other payables and accrued liabilities	103,007	103,007	-
Income taxes payable	(199,079)	(199,079)	-
Unearned revenue	(1,603,082)	(1,603,082)	-

Net cash flows used in operating activities	(445,644)	(445,644)	-

Cash flows from investing activities
Acquisition of leasehold lands	(330,884)	(330,884)	-
Acquisition of held-to-maturity investments	(301,007)	(301,007)	-
Acquisition of intangible assets	-	-	-
Acquisition of plant and equipment	(243,504)	(243,504)	-
Proceeds from disposal of plant and equipment	-	-	-
Proceeds from disposal of intangible assets	-	-	-

Net cash flows used in investing activities	(875,395)	(875,395)	-

Statement of Cash Flows
Year ended December 31, 2005

	2005	2005	2005
	(As originally	(restated)	(Effect of
	reported)		adjustments)

Cash flows from financing activities
Proceeds from new short-term bank loans	346,622	346,622	-
Repayment of short-term bank loans	(408,211)	(408,211)	-
Repayment of a capital lease	-	-	-
Net advancement of other bank borrowings	2,946,182	2,946,182	-
Increase in restricted cash	(755,170)	(755,170)	-
Increase in bank overdrafts	(250,997)	(250,997)	-
Advance from a related party	(60,511)	(60,511)	-
Dividends paid	(642,848)	(642,848)	-

Net cash flows provided by financing activities	1,175,067	1,175,067	-

Net decrease in cash and cash equivalents	(145,972)	(145,972)	-
Effect of foreign currency translation on cash and cash equivalents	14,575	14,575	-

Cash and cash equivalents - beginning of year	911,487	911,487	-

Cash and cash equivalents - end of year	780,090	780,090	-

Statement of Cash Flows
Year ended December 31, 2004

	2004	2004	2004
	(As originally	(restated)	(Effect of
	reported)		adjustments)

Cash flows from operating activities
Net income	$224,601	204,958	(19,643)
Adjustments to reconcile net income to net cash
used in operating activities:
Amortization of intangible assets	35,382	35,382	-
Amortization of leasehold lands	-	-	-
Depreciation	126,225	126,225	-
Loss on disposal of plant and equipment	-	-	-
Gain on disposal of intangible assets	-	-	-
Income taxes	136,117	131,951	(4,166)

Changes in operating assets and liabilities:
Accounts receivable	(1,997,310)	(1,997,310)	-
Prepaid expenses and other receivables	310	310	-
Inventories	(2,601,377)	(2,577,568)	23,809
Accounts payable	538,433	538,433	-
Other payables and accrued liabilities	370	370	-
Income taxes payable	(76,747)	(76,747)	-
Unearned revenue	3,191,721	3,191,721	-

Net cash flows used in operating activities	(422,275)	(422,275)	-

Cash flows from investing activities
Acquisition of leasehold lands	-	-	-
Acquisition of held-to-maturity investments	-	-	-
Acquisition of intangible assets	(771,063)	(771,063)	-
Acquisition of plant and equipment	(781,095)	(781,095)	-
Proceeds from disposal of plant and equipment	-	-	-
Proceeds from disposal of intangible assets	-	-	-

Net cash flows used in investing activities	(1,552,158)	(1,552,158)	-

Cash flows from financing activities
Proceeds from new short-term bank loans	140,937	140,937	-
Repayment of short-term bank loans	(11,527)	(11,527)	-
Repayment of a capital lease	(6,975)	(6,975)	-
Net advancement of other bank borrowings	4,176,477	4,176,477	-
Increase in restricted cash	(2,255,598)	(2,255,598)	-
Decrease in bank overdrafts	599,814	599,814	-
Advance from a related party	122,571	122,571	-
Dividends paid	-	-	-

Net cash flows provided by financing activities	2,765,699	2,765,699	-

Statement of Cash Flows
Year ended December 31, 2004 (Con’t)

	2004	2004	2004
	(As originally	(restated)	(Effect of
	reported)		adjustments)

Net increase in cash and cash equivalents	$791,266	$791,266	$-
Effect of foreign currency translation on cash and cash equivalents	7,242	7,242	-
Cash and cash equivalents - beginning of year	112,979	112,979	-

Cash and cash equivalents - end of year	911,487	911,487	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2007	ASIA TIME CORPORATION

	By:	/s/ Kwong Kai Shun
	Name	Kwong Kai Shun
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman of the Board